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                                                                    EXHIBIT 23.4

                    CONSENT OF INDEPENDENT CHARTERED ACCOUNTS

      We hereby consent to the use in the Prospectus constituting a part of this Registration Statement (Form S-4 No. 333-134873) of our report dated 8 June 2006 related to Hay Hall Holdings Limited, which are contained in that Prospectus.

      We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                       /s/ BDO STOY HAYWARD, LLP

Birmingham, United Kingdom
July 19, 2006